Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt

	December 31,
	2016	2015
	(Millions)
Senior notes:
Issued November, 2012, interest at 2.500% payable semi-annually, due December, 2017	500	500
Issued February 2009, interest at 9.750% payable semiannually, due March 2019 (a)	450	450
Issued March, 2014, interest at 2.700% payable semi-annually, due April, 2019	325	325
Issued March 2010, interest at 5.350% payable semiannually, due March 2020 (a)	600	600
Issued September 2011, interest at 4.750% payable semiannually, due September 2021	500	500
Issued March, 2012, interest at 4.950% payable semi-annually, due April, 2022	350	350
Issued March, 2013, interest at 3.875% payable semi-annually, due March, 2023	500	500
Issued August 2000, interest at 8.125% payable semiannually, due August 2030 (a)	300	300
Issued October 2006, interest at 6.450% payable semiannually, due November 2036	300	300
Issued September 2007, interest at 6.750% payable semiannually, due September 2037	450	450
Issued March, 2014, interest at 5.600% payable semi-annually, due April, 2044	400	400
Junior subordinated notes:
Issued May 2013, interest at 5.850% payable semiannually, due May 2043	550	550
Credit facilities with financial institutions:
Revolving credit agreement terminated December, 2016, weighted average interest rate of 2.930% at December 31, 2015	—	96
Revolving credit agreement, weighted-average variable interest rate of 2.014% and 1.572%, as of December 31, 2016 and December 31, 2015, respectively, due May 2019	195	375
Fair value adjustments related to interest rate swap fair value hedges (a)	24	26
Unamortized issuance costs	(23)	(35)
Unamortized discount	(14)	(18)
Total debt	5,407	5,669
Current maturities of long-term debt	500	—
Total long-term debt	$4,907	$5,669
(a) The swaps associated with this debt were previously terminated. The remaining long-term fair value of approximately $24 million related to the swaps is being amortized as a reduction to interest expense through 2019, 2020 and 2030, the original maturity dates of the debt.

Credit Facilities with Financial Institutions
In May 2016, we entered into a second amendment of the DCP Midstream Amended and Restated Revolving Credit Agreement (the DCP Midstream Amended and Restated Credit Agreement), which extended the maturity date from March 2017 to May 2019 and reduced the total borrowing capacity from $1.8 billion to $700 million. The DCP Midstream Amended and Restated Revolving Credit Agreement was terminated on December 30, 2016. In conjunction with the termination of the DCP Midstream Amended and Restated Revolving Credit Agreement, $10 million of unamortized issuance costs were included in interest expense.
In March 2015, we entered into a first amendment of the DCP Midstream Amended and Restated Revolving Credit Agreement, which reduced the total borrowing capacity of the facility from $2.0 billion to $1.8 billion and revised the maturity date of the facility from May 2019 to March 2017. None of our physical assets were pledged as collateral for borrowings under this facility. The DCP Midstream Amended and Restated Revolving Credit Agreement was used to support our capital expansion program, for working capital requirements and other general corporate purposes, including acquisitions, as well as for letters of credit.

We have a $1.25 billion senior unsecured revolving credit agreement that matures on May 1, 2019, or the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement is used for working capital requirements and other general partnership purposes including acquisitions.
Our cost of borrowing under the Amended and Restated Credit Agreement is determined by a ratings-based pricing grid. Indebtedness under the Amended and Restated Credit Agreement bears interest at either: (1) LIBOR, plus an applicable margin of 1.45% based on our current credit rating; or (2) (a) the base rate which shall be the higher of Wells Fargo Bank N.A.’s prime rate, the Federal Funds rate, plus 0.50% or the LIBOR Market Index rate, plus 1%, plus (b) an applicable margin of 0.45% based on our current credit rating. The Amended and Restated Credit Agreement incurs an annual facility fee of 0.3% based on our current credit rating. This fee is paid on drawn and undrawn portions of the $1.25 billion Amended and Restated Credit Agreement.
As of December 31, 2016, we had unused borrowing capacity of $1,031 million, net of $24 million of letters of credit, under the Amended and Restated Credit Agreement. The financial covenants set forth in the Credit Agreement limit the Partnerships ability to incur incremental debt by $970 million as of December 31, 2016. Our borrowing capacity may be limited by financial covenants set forth in the Amended and Restated Credit Agreement. Except in the case of a default, amounts borrowed under our Amended and Restated Credit Agreement will not become due prior to the May 1, 2019 maturity date.

The Amended and Restated Credit Agreement requires us to maintain a leverage ratio (the ratio of our consolidated indebtedness to our consolidated EBITDA, in each case as is defined by the Amended and Restated Credit Agreement) of not more than 5.0 to 1.0, and following the consummation of qualifying acquisitions, not more than 5.5 to 1.0, on a temporary basis for three consecutive quarters, including the quarter in which such acquisition is consummated.

Senior Notes and Junior Subordinated Notes

Our senior notes and junior subordinated notes, collectively referred to as our debt securities, mature and become payable on the respective due dates, and are not subject to any sinking fund or mandatory redemption provisions. The senior notes are senior unsecured obligations that are guaranteed by the Partnership and rank equally in a right of payment with our other senior unsecured indebtedness, including indebtedness under our credit agreement, and the junior subordinated notes are unsecured and rank subordinate in right of payment to all of our existing and future senior indebtedness. The debt securities include an optional redemption whereby we may elect to redeem the notes, in whole or in part from time-to-time for a premium. Additionally, we may defer the payment of all or part of the interest on the junior subordinated notes for one or more periods up to five consecutive years. The underwriters’ fees and related expenses are recorded in our consolidated balance sheets within the carrying amount of long-term debt and will be amortized over the term of the notes.

The future maturities of debt in the year indicated are as follows:

Debt Maturities
(Millions)
2017	$500
2018	—
2019	970
2020	600
2021	500
Thereafter	2,850
5,420
Fair value adjustments related to interest rate swap fair value hedges	24
Unamortized issuance costs	(23)
Unamortized discount	(14)
Total	$5,407